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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)    December 29, 1999


                             LIBERTY SELF-STOR, INC.
             (Exact Name of Registrant as Specified in its Charter)

Maryland                               0-12166                   94-6542723
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(State or Other Jurisdiction     (Commission File No.)        (I.R.S. Employer
of Incorporation)                                           Identification No.)


8500 Station Street, Suite 100, Mentor, Ohio                       44060
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   (Address of Principal Executive Offices)                      (Zip Code)


                                  440-974-3770
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              (Registrant's Telephone Number, Including Area Code)

                        Meridian Point Realty Trust `83 *
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          (Former name or former address, if changed since last report)

* Liberty Self-Stor, Inc. is the successor to Meridian Point Realty Trust `83 as discussed in the Explanatory Note hereto.




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                                        EXPLANATORY NOTE


         This Current Report on Form 8-K is being filed by Liberty Self-Stor, Inc., a Maryland corporation, as the successor to Meridian Point Realty Trust `83, a California business trust, following consummation of the mergers that were undertaken to effect the reorganization of Meridian into a Maryland corporation. Prior to the mergers, Liberty had engaged in no activities other than those incident to the reorganization. Upon consummation of the mergers, the common stock of Liberty became registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, in accordance with Rule 12g-3(a) thereunder. The registration is implemented by the Securities and Exchange Commission's acceptance for filing on the date hereof of this Form 8-K and the continuation of Meridian's file number (0-12166) until a new file number is generated for Liberty after this Form 8-K is filed pursuant to the telephonic interpretation of the staff of the Commission set forth in the Division of Corporation Finance's Manual of Publicly-Available Telephone Interpretations (July 1997 and March 1999).


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.


         On December 29, 1999, pursuant to the terms of the Agreement and Plan of Merger, dated as of December 28, 1999, between Liberty, Meridian and Liberty Self-Stor Limited Partnership, a Maryland limited partnership, and the transactions contemplated thereby, Meridian merged with and into the Maryland limited partnership, with the Maryland limited partnership continuing as the surviving entity, and the Maryland limited partnership merged with and into Liberty, with Liberty continuing as the surviving corporation. In the mergers, each outstanding share of beneficial interest, stated value $1.00 per share, of Meridian was converted into one share of common stock, par value $0.001 per share, of Liberty. The consummation of the mergers effected a reorganization of Meridian from a California business trust into a Maryland corporation. A copy of the Agreement and Plan of Merger is filed herewith as Exhibit 2.1. Copies of Liberty's Articles of Incorporation and Bylaws following consummation of the mergers are filed herewith as Exhibits 3.1 and 3.2, respectively.

         The Agreement and Plan of Merger was approved by the shareholders of Meridian at its Special Meeting of Shareholders in lieu of the Annual Meeting of Shareholders held on December 28, 1999, for which proxies were solicited pursuant to proxy material contained in Liberty's Registration Statement on Form S-4 (File No. 333-78479). The registration statement was declared effective on October 29, 1999. The proxy material is deemed filed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, in accordance with Instruction E to Form S-4.

         At the special meeting, Meridian's shareholders also approved the following:

                  (1) an amendment to Meridian's Amended and Restated
                  Declaration


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                  of Trust in order to effect the mergers;

                  (2) the acquisition of Liberty Self-Stor, Ltd., an Ohio limited liability company which owns 15 self-storage facilities and of which Richard M. Osborne, Meridian's and Liberty's Chairman of the Board and Chief Executive Officer, was the managing member;

                  (3) the election of Steven A. Calabrese, Mark D. Grossi, Marc
                  C. Krantz, Richard M. Osborne and Thomas J. Smith, the incumbent trustees of Meridian who upon consummation of the mergers became the members of the board of directors of Liberty;

                  (4) Liberty's 1999 Stock Option and Award Plan;

                  (5) the lease for Liberty's executive offices; and

                  (6) the ratification of Arthur Andersen LLP as Liberty's independent accountants for the year ending December 31, 1999.

Copies of Liberty's 1999 Stock Option and Award Plan and the Lease for its executive offices are filed herewith as Exhibits 10.1 and 10.2, respectively.

         In the acquisition of the self-storage facilities, the members of Mr. Osborne's self-storage company exchanged their membership interests for Class A limited partnership interests in LSS I Limited Partnership, a Delaware limited partnership formed by Liberty to be the operating partnership. The Class A limited partnership interests are redeemable for cash or, at the election of Liberty, convertible into common stock of Liberty on a one-for-one basis. The operating partnership is owned 29.9% by Liberty, the sole general partner and Class B limited partner, and 70.1% by the Class A limited partners, consisting of the former members of Mr. Osborne's self-storage company, including Mr. Osborne and Thomas J. Smith, President and Chief Operating Officer of Meridian and Liberty. As set forth in Liberty's proxy material, the percentage interest in the operating partnership received by each contributor to the operating partnership was determined by dividing the net asset value contributed by each contributor by the sum of the net asset value of the cash and other assets and liabilities contributed to the operating partnership by Liberty, and the net asset value of the assets and liabilities contributed to the operating partnership by Mr. Osborne's self-storage company. Liberty intends to continue to operate the self-storage facilities. A copy of the Agreement of Limited Partnership of LSS I Limited Partnership is filed herewith as Exhibit 10.3.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of the Business Acquired:

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                  Financial statements for Liberty Self-Stor, Ltd. will be filed not later than March 13, 2000.

         (b)      Pro Forma Financial Information:

                  Pro forma financial statements of Liberty showing the effect of the acquisition of Liberty Self-Stor, Ltd. will be filed not later than March 13, 2000.


         (c)      Exhibits:

Exhibit No.                      Description
-----------                      -----------

2.1 Agreement and Plan of Merger, dated as of December 28, 1999, by and among Meridian Point Realty Trust `83, Liberty Self-Stor, Inc. and Liberty Self-Stor Limited Partnership (Exhibits A and B to the Agreement and Plan of Merger are attached hereto as Exhibits 3.1 and 3.2, respectively)

3.1               Articles of Incorporation of Liberty Self-Stor, Inc.

3.2               Bylaws of Liberty Self-Stor, Inc.

10.1              1999 Stock Option and Award Plan of Liberty Self-Stor, Inc.

10.2              Lease between OsAir, Inc. and Liberty Self-Stor, Inc.

10.3 Agreement of Limited Partnership of LSS I Limited Partnership, dated December 29, 1999.

10.4 Employment Agreement, dated December 28, 1999, by and between Liberty Self-Stor, Inc. and Thomas J. Smith

99.1              Press Release dated December 30, 1999




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Liberty has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          LIBERTY SELF-STOR, INC.



Dated: January 12, 2000                   By:    /s/ Thomas J. Smith
                                             -----------------------------------
                                              Thomas J. Smith, President and
                                                  Chief Operating Officer








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                                  EXHIBIT INDEX


Exhibit No.                      Description
-----------                      -----------

2.1 Agreement and Plan of Merger, dated as of December 28, 1999, by and among Meridian Point Realty Trust `83, Liberty Self-Stor, Inc. and Liberty Self-Stor Limited Partnership (Exhibits A and B to the Agreement and Plan of Merger are attached hereto as Exhibits 3.1 and 3.2, respectively)

3.1               Articles of Incorporation of Liberty Self-Stor, Inc.

3.2               Bylaws of Liberty Self-Stor, Inc.

10.1              1999 Stock Option and Award Plan of Liberty Self-Stor, Inc.

10.2              Lease between OsAir, Inc. and Liberty Self-Stor, Inc.

10.3 Agreement of Limited Partnership of LSS I Limited Partnership, dated December 29, 1999.

10.4 Employment Agreement, dated December 28, 1999, by and between Liberty Self-Stor, Inc. and Thomas J. Smith

99.1              Press Release dated December 30, 1999




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